Fees Summary	Jun. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	169,594
Total Transaction Valuation	1,107,733,496.92
Total Offset Amount	0
Net Fee	$ 169,594